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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2004

COPANO ENERGY, L.L.C.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-51009 (Commission File Number)	51-0411678 (I.R.S. Employer Identification No.)
2727 Allen Parkway Houston, Texas (Address of Principal Executive Offices)		77019 (Zip Code)

Registrant's Telephone Number, including Area Code: (713) 621-9547

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

        On November 9, 2004, Copano Energy, L.L.C. (the "Company") announced that it has priced its initial public offering of common units representing limited liability company interests and that the common units will begin trading on The NASDAQ National Market.

        Attached as Exhibit 99.1 hereto and incorporated herein by reference in its entirety is the press release issued by the Company on November 9, 2004.

Item 9.01 Financial Statements and Exhibits

(c)
Exhibits.

  99.1—Press Release of the Company issued November 9, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPANO ENERGY, L.L.C.
Date: November 9, 2004	By:	/s/ JOHN R. ECKEL, JR.
	Name:	John R. Eckel, Jr.
	Title:	Chief Executive Officer and Chairman of the Board

EXHIBIT INDEX

Exhibit No.	Exhibit Title
99.1	—Press Release of the Company issued November 9, 2004.

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  Item 7.01 Regulation FD Disclosure
  Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX